UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614 (Commission File Number)	77-0138960 (IRS Employer Identification No.)
741 Calle Plano, Camarillo, California (Address of principal executive offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 388-3700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 2, 2008, Robert A. Lundy was appointed to the Vitesse Semiconductor Corporation (the “Company”) Board of Directors (the “Board”) as an independent director.

Mr. Lundy is the president and chief executive officer of Glimmerglass, a high-technology company that provides dynamic wavelength management solutions for optical networking that support land-based and undersea telecommunications systems, data centers, peering exchanges, and government and video networks. Prior to joining Glimmerglass, Mr. Lundy was the founder and CEO of several early stage ventures, including Wavetrace, Xtera and Opthos. He has also held executive positions at IBM, ROLM and HP.

Mr. Lundy holds a bachelor’s degree from the U.S. Military Academy at West Point, a master’s degree in electrical engineering and a master’s degree in business administration from Stanford University. He is also a graduate of the U.S. Army Command and General Staff College.

As a director, Mr. Lundy is eligible for the Company’s director compensation package which includes the following:

•	Mr. Lundy will receive an annual retainer of $25,000 paid quarterly, $1,000 for each in-person Board meeting and $500 for each scheduled conference call Board meeting;
•	For each in person committee meeting in which Mr. Lundy participates, he will receive $1,000; and $500 for each scheduled conference call committee meeting;
•

Upon being appointed to the Board, Mr. Lundy received an option to purchase 75,000 shares of the Company’s common stock at an exercise price of $0.72 per share. The option is exercisable in installments cumulatively as to 2% of the aggregate options for each full month that expires following the date of grant; and

•

After the Company has filed the required financial statements with the Securities and Exchange Commission, Mr. Lundy will be entitled to receive an annual grant of an option to purchase 40,000 shares of the Company’s common stock.

Mr. Lundy will serve on the Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Lundy will execute an Indemnity Agreement with the Company that is substantially the same as the Indemnity Agreements with all the directors of the Company, the form of which is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Exhibit
10.1	Form of Indemnity Agreement with Directors

99.1	Press release issued by Vitesse Semiconductor Corporation, dated May 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vitesse Semiconductor Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VITESSE SEMICONDUCTOR CORORATION

Dated: May 8, 2008	By:	/s/ Michael B. Green

Michael B. Green

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement with Directors

99.1	Press release issued by Vitesse Semiconductor Corporation, dated May 6, 2008.